UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 16, 2005

                                 Jagged Peak Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   0-31715                91-2007478
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


      2701 N. Rocky Point Drive, Suite 1250, Tampa, FL     33607
      ------------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (800) 430-1312


                                Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================

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Item 4.01 Changes in Registrant's Certifying Accountant

(a) On August 16, 2005, the Registrant's Board of Directors dismissed Beckstead and Watts, LLP ("Beckstead") as its independent auditors. During the Registrant's two prior fiscal years and the period from September 14, 2001 (date of inception) through the date of its dismissal, there have been no disagreements with Beckstead on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Beckstead would have caused it to make reference thereto in its reports on the Registrant's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Beckstead's reports on the financial statements of the Registrant for the years ended September 30, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years indicated that there was a substantial doubt as to the Registrant's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

(b) On August 16, 2005, the Registrant's Board of Directors engaged Pender Newkirk & Company, CPAs ("PNC") to serve as the Registrant's independent public accountants and to audit the Registrant's financial statements for the fiscal year ending December 30, 2005.

On July 8, 2005, the Registrant completed the acquisition of Jagged Peak, a Florida corporation ("Jagged Peak"), through a reverse triangular merger in which Jagged Peak merged with Absolute Glass Protection Acquisition Corporation, a Nevada corporation ("Absolute Sub") that was a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger. Jagged Peak was the surviving corporation in the merger with Absolute Sub and became a wholly owned subsidiary of the Registrant. PNC has served as Jagged Peak's independent public accountants since October 2004.

During the two fiscal years of the Registrant ended September 30, 2003 and September 30, 2004 and the interim period through the date of this Current Report on Form 8-K, the Registrant did not consult with PNC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

On August 16, 2005, the Registrant authorized Beckstead to respond fully to the inquiries of PNC concerning the foregoing matters and requested that Beckstead provide us with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the statements made by us in response to this item and, if not, stating the respects in which it does not agree. Beckstead's letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

    (c)  Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

16.1 - Letter Regarding Change in Certifying Accountant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Jagged Peak Inc.
                                      -------------------------------
                                              Registrant



                                      /s/  Paul B. Demirdjian
                                      --------------------------------
                                           Paul B. Demirdjian
                                           Chief Executive Officer

August 16, 2005


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